UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 1, 2007


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


     OHIO                          001-15103                   95-2680965
     ----                          ---------                   -----------
(State or Other               (Commission File No.)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

     On May 1, 2007, Invacare Corporation issued a press release providing its financial results for the quarter ended March 31, 2007. The press release is furnished herewith as Exhibit 99.1.

     The attached press release contains non-GAAP financial measures. In the press release, the Company has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Item 9.01 Financial Statements and Exhibits.

          Exhibit Number            Description of Exhibit
          --------------            ------------------------------------
          99.1                      Press Release dated May 1, 2007




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Chief Financial Officer



Date:  May 1, 2007